Exhibit 21


The following are all of the direct and indirect subsidiaries of Viacom Inc.

NETWORKS

PCI'S Holdings Corporation (Delaware) (100%)
          Eighth Century Corporation (Delaware) (100%)
Viacom International Inc. (Delaware) (100%)
          Viacom HA! Holding Company (Delaware) (100%)

MTV Networks

Viacom International Inc. (Delaware)
          Games Productions Inc. (Delaware) (100%)
                    Antics Inc. (Delaware) (100%)
                    Bardwire Inc. (Delaware) (100%)
                    Games Animation Inc. (Delaware) (100%)
                    QWERTY Inc. (Delaware) (100%)
                    Uptown Productions Inc. (Delaware) (100%)
          MTV Asia Development Company Inc. (Delaware) (100%)
          MTV Australia Inc. (Delaware) (100%)
          MTV India Development Company Inc. (Delaware) (100%)
          MTV Korea Development Company Inc. (Delaware) (100%)
          MTV Latino Inc. (Delaware) (100%)
          MTV Networks Company (Delaware) (100%)
          MTV Networks Europe Inc. (Delaware) (100%)
          MTV Networks South Africa Inc. (Delaware) (100%)
          MTV Songs Inc. (Delaware) (100%)
          MTVN Shopping Inc. (Delaware) (100%)
          Music By Nickelodeon Inc. (Delaware) (100%)
          Music By Video Inc. (Delaware) (100%)
          Nickelodeon Huggings U.K. Limited (United Kingdom) (100%) Nickelodeon Magazines Inc. (Delaware) (100%)
          Reality Check Productions Inc. (Delaware) (100%)
                    Outatown Productions Inc. (Delaware) (100%)
          Remote Productions Inc. (Delaware) (100%)
                    Big Shows Inc. (Delaware) (100%)
                    State of Mind Inc. (Delaware) (100%)
          Tunes By Nickelodeon Inc. (Delaware) (100%)
          VHONE Inc. (Delaware) (100%)
          Viacom Camden Lock Inc. (Delaware) (100%)
          Viacom Networks Europe Inc. (Delaware) (100%)
          Viacom Networks Inc. (New York) (100%)
          Viacom VHENO Inc. (Delaware) (100%)

Showtime Networks Inc.

Viacom International Inc. (Delaware)
          Showtime Networks Inc. (Delaware) (100%)
                    All Media Inc. (Delaware) (100%)
                    Interstital Programs Inc. (Delaware) (100%)
                    Part-Time Productions Inc. (Delaware) (100%)
                    Satellite Holdings Inc. (Delaware) (100%)
                    Showtime Networks Inc. (U.K.) (Delaware) (100%)
                    Showtime Networks Satellite Programming Company (California)
                           (100%)
                    Showtime Satellite Networks Inc. (Delaware) (100%)
                    SNI Development Corp. (Delaware) (100%)
                    Toe-To-Toe Productions Inc. (Delaware) (100%)
          Viacom Satellite News Inc. (Delaware) (100%)

BROADCASTING

Viacom International Inc. (Delaware)
          Broadcast Holdings Ltd. L.P. (Delaware) (95%)*
          KBSG Inc. (Delaware) (100%)
          KNDD Inc. (Delaware) (100%)
          KYSR Inc. (Delaware) (100%)
          Newtel Inc. (Delaware) (100%)
                    Paramount Stations Group Inc. (Virginia) (79%)*
                              Paramount Stations Group Holding Company Inc.
                                    (Virginia) (100%)
                                        Paramount Stations Group of Fort
                                             Worth/Dallas Inc. (Virginia) (100%)
                                        Paramount Stations Group of Philadelphia
                                              Inc. (Virginia) (100%)
                                        Paramount Stations Group of
                                            Raleigh/Durham Inc. (Virginia)
                                               (100%)
                                        Paramount Stations Group of Washington
                                             Inc. (Virginia) (100%)
                              Paramount Stations Group of Houston Inc.
                                       (Virginia) (100%)
                              Paramount Stations Group of Kerrville Inc.
                                    (Virginia) (100%)
          Riverside Broadcasting Co., Inc. (Delaware) (100%)
          Viacom Broadcasting East Inc. (Delaware) (100%)
          Viacom Broadcasting of Missouri Inc. (Delaware) (100%)
          Viacom Broadcasting West Inc. (Delaware) (100%)
          Viacom WSBK Inc. (Delaware) (100%)
          VSC Communications Inc. (Delaware) (100%)
          WMZQ Inc. (Delaware) (100%)
          WNYT Inc. (Delaware) (100%)
          WVIT Inc. (Delaware) (100%)

* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.

ENTERTAINMENT

Film & Television

Film Properties International B.V. (Netherlands)
          Cinema International Corporation (Israel) (95%)*
          Film Investments International (FII) N.V. (Netherlands Antilles)
           (100%)
                    Securitas Services Limited (Bermuda) (100%)
          Film Properties International (Argentina) B.V. (Netherlands) (100%) PLM Film Produzione SpA (Liq.) (Italy) (99.97%)*
Paramount Communications Holding Company (Delaware)
          International Overseas Film Services, Inc. (Delaware) (66.67%) International Overseas Productions, Inc. (California) (66.67%) Number One FSC Ltd. (US Virgin Islands) (100%)
          Paramount British Pictures Limited (United Kingdom) (100%)
          Paramount Communications B.V. (Netherlands) (100%)
                    Aros N.V. (Netherlands Antilles) (100%)
                    Cinematic Arts B.V. (Netherlands) (100%)
                    Compania Insular Tabacalera S.A. (Spain) (93.33%)*
                    Global Film Distributors B.V. (Netherlands) (100%)
                    Gulf & Western Intercontinental Investments N.V.
                      (Netherlands Antilles) (100%)
                    Gulf & Western International Finance N.V. (Netherlands
                      Antilles) (100%)
                    Gulf & Western International N.V. (Netherlands Antilles)
                      (100%)
                    International Film Productions (IFP) N.V. (Netherlands
                      Antilles) (50%)
                    Mars Film Produzione S.P.A. (Italy) (100%)
                    Monetas N.V. (Netherlands Antilles) (100%)
                    Overseas Services B.V. (Netherlands) (100%)
                    Paramount Film Production (Deutschland) GmbH (Germany)
                      (100%)
                    Tabaco Canario S.A. (Spain) (50%)
                    United Cinemas International Multiplex B.V. (Partnership)
                      (Netherlands) (49.02%)
          Paramount Pictures (U.K.) Limited (United Kingdom) (75%)*
          Paramount Television International Services, Ltd. (Bermuda) (100%) Paramount Television Limited (United Kingdom) (75%)*
                    Capital Equipment Leasing Limited ((United Kingdom) (100%)

                                                                      -------       -------  ------
 Net earnings ....................................................    $   .07        $ 1.31  $ 0.41
                                                                      -------       -------  ------
                           Zenith North Limited (United Kingdom) (100%)

------------------------

* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.




          PCI Canada Inc. (Delaware) (100%)
                    Paramount Communications (Canada) Limited (Canada (Ontario))
                      (100%)
                    Paramount Productions, Inc. (Canada (Ontario)) (100%)
                              Famous Players International B.V. (Netherlands)
                                (100%)
                              Paramount Pictures Corporation (Canada), Inc.
                                (Canada (Ontario)) (100%)
                                        Paramount Canadian Productions, Inc.
                                          (Delaware) (100%)
Paramount Communications Realty Corporation (Delaware)
          Columbus Circle Films Inc. (Delaware) (100%)
                    Pet II Productions Inc. (Delaware) (100%)
Paramount-Immobiliare Inc. (Delaware)
          Paramount Studios, Inc. (California) (100%)
          WC Property Holdings, Inc. (Liq.) (California) (100%)
PCI'S Holdings Corporation (Delaware)
          Ages Entertainment Software, Inc. (Delaware) (100%)
                    Ages Electronics, Inc. (Delaware) (100%)
                    Congo Films Ltd. (United Kingdom) (99%)*
          Coronet Films, Inc. (New York) (100%)
          Paramount Pictures Corporation (Delaware) (100%)
                    5555 Communications Inc. (Delaware) (100%)
                    All Is Forgiven Productions (Partnership) (California) (50%)
                    America Today (Joint Venture) (California) (50%)
                    Desilu Productions, Inc. (Delaware) (100%)
                    Entertainment Tonight (Partnership) (California) (50%)
                    Forty-Fourth Century Corporation (Delaware) (100%)
                    Future General Corporation (Delaware) (100%)
                    Long Road Productions (Partnership) (Illinois) (75%)
                    MacGyver Productions (Partnership) (California) (50%)
                    Newdon Productions (Partnership) (Illinois) (76%)
                    One and Only Joint Venture, The (New York) (53.37%)
                    Paramount Americas Film Corporation (Delaware) (100%)
                    Paramount Home Video, Inc. (Delaware) (100%)
                    Paramount International Holding Company (Delaware) (100%)
                              Paramount Films B.V. (Netherlands) (100%)
                              Paramount Films of Australia Inc. (Delaware)
                                (100%)
                              Paramount Films of China, Inc. (Delaware) (100%)
                              Paramount Films of Egypt, Inc. (Delaware) (100%)
                              Paramount Films of India, Ltd. (Delaware) (100%)
                              Paramount Films of Italy, Inc. (New York) (100%)
                              Paramount Films of Lebanon, Inc. (New York) (100%)
                              Paramount Films of Pakistan Ltd. (New York) (100%)
                              Paramount Films of Southeast Asia Inc. (Delaware)
                                (100%)
                              Paramount Overseas Productions, Inc. (Delaware)
                                (100%)
                              Paramount Pictures (Australia) Pty. Limited
                                (Australia) (100%)

------------------------

* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.



                              Paramount Pictures (Iran) Inc. (Liq.) (Delaware)
                                (100%)
                              Triohurst Limited (United Kingdom) (100%)
                              Worldwide Productions, Inc. (Delaware) (100%)
                    Paramount Production Support Inc. (Delaware) (100%)
                    Paramount Productions Service Corporation (Delaware) (100%)
                    Paramount Television Service, Inc. (Delaware) (100%)
                    PCI Network Partner Inc. (Delaware) (100%)
                    PPC Space Production (Partnership) (California) (50%)
                    Premier Advertiser Sales Inc. (Delaware) (100%)
                    Shirley Valentine Company Joint Venture, The (New York)
                      (50%)
                    Taking Advantage (Partnership) (California) (50%)
United Cinemas International Multiplex B.V. (Netherlands)
          Cinesa/UCI B.V. (Netherlands) (100%)
          United Cinemas International (Ireland) Limited (Ireland) (100%)
          United Cinemas International (Japan) K.K. (Japan) (99.5%)
          United Cinemas International (U.K.) Limited (United Kingdom) (99.995%)
                    Hollywood Express Limited (United Kingdom) (50%)*
                    UCI Developments (U.K.) Limited (United Kingdom) (50%)*
                    UCI Exhibition (U.K.) Limited (United Kingdom) (99.98%)*
          United Cinemas International Multiplex GmbH (Austria) (98%)
          United Cinemas International Multiplex GmbH (Germany) (100%)
                    CIC Video GmbH (Germany) (95%)
United International Pictures B.V. (Netherlands)
          UIP (U.K.) Limited (United Kingdom) (50%)
          UIP Danube International Services Ltd. (Hungary) (95%)
          UIP International Services B.V. (Netherlands) (100%)
          UIP Limited (United Kingdom) (50%)
          UIP Pay Television B.V. (Netherlands) (100%)
          Unicorn Services (Bermuda) (47.5%; 95% aggregate Viacom Inc.
            ownership)**
          United International Pictures (Trinidad & Tobago) (95%)
          United International Pictures (United Kingdom) (95%)
          United International Pictures (Far East) (Hong Kong) (95%)
          United International Pictures (Netherlands) B.V. (Netherlands) (100%)
          United International Pictures (NZ) (New Zealand) (95%)


------------------------

* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.

** Direct and/or indirect subsidiaries of Viacom Inc. in the aggregate own a majority (but less than 100%) of the outstanding stock of such subsidiary.



          United International Pictures (Pay TV) B.V. (Netherlands) (99%)
                    Latin American Pay Television Service V.O.F. (Netherlands
                                Antilles) (37.5%)
                              LAPTV (N.A.) N.V. (Netherlands Antilles) (100%)
                              Latin American Pay Television Service C.V.
                                (Netherlands Antilles) (99%)*
                              Latin American Pay Television Service de Venezuela
                                C.A. (Venezuela) (100%)
                              Latin American Pay Television Service S.A. de C.V.
                                (Mexico) (100%)
          United International Pictures (Schweiz) GmbH (Switzerland) (94%)
          United International Pictures (South Africa) (South Africa) (95%)
                    UIP Distributions (Proprietary) Ltd. (South Africa) (50%)
          United International Pictures (U.K.) (United Kingdom) (95%)
          United International Pictures A.B. (Sweden) (95%)
          United International Pictures A/S (Norway) (95%)
          United International Pictures and Company SNC (Belgium) (95%)
          United International Pictures ApS (Denmark) (95%)
          United International Pictures Distribuidora de Filmes Limitada
            (Brazil) (95%)
          United International Pictures EPE (Greece) (95%)
          United International Pictures Filmcilik ve Ticaret Limited Sirketi
            (Turkey) (95%)
          United International Pictures GmbH (Germany) (95%)
                    UIP Filmverleih Gesellschaft mbH (Austria) (95%)
          United International Pictures Limitada (Colombia) (95%)
          United International Pictures Ltda. (Chile) (95%)
          United International Pictures of Colombia Inc. (Colombia (Delaware))
            (95%)
          United International Pictures of Panama Inc. (Panama (Delaware)) (95%)
          United International Pictures OY (Finland) (95%)
          United International Pictures Pay TV (Netherlands) B.V. (Liq.)
            (Netherlands (100%)
          United International Pictures PTE (Singapore) (95%)
          United International Pictures Pty. (Australia) (95%)
          United International Pictures S. de R.L. (Argentina) (95%)
          United International Pictures SARL (France) (95%)
          United International Pictures SRL (Italy) (95%)
          United International Pictures SRL (Peru) (95%)
          United International Pictures SRL (Venezuela) (95%)
                    C.A. Cinematografica Blancica (Venezuela) (50%)
          United International Pictures y Cia SRC (Spain) (95%)
Viacom International Inc. (Delaware)
          Film Intex Corporation (Delaware) (100%)
          Tele-Vu Ltee. (Canada (Federal)) (100%)
          Viacom A.G. (Switzerland) (100%)
          Viacom Canada Limited (Canada (Federal)) (100%)
          Viacom Enterprises Canada Ltd. (Canada (Federal)) (100%)

------------------------

* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.




          Viacom First Run Limited (Delaware) (100%)
                    Our Home Productions Inc. (Delaware) (100%)
                    TV Scoop Inc. (Delaware) (100%)
                    VE Development Company (Delaware) (100%)
                    VE Drive Inc. (Delaware) (100%)
                    VE Television Inc. (Delaware) (100%)
                    Viacom First Run Development Company Inc. (Delaware) (100%)
                    VJK Inc. (Delaware) (100%)
          Viacom International Limited (United Kingdom) (100%)
          Viacom International Pty. Limited (Australia) (100%)
          Viacom Japan Inc. (New York) (85%)
          Viacom Pacific Limited (Vila, Vanuatu) (100%)
          Viacom Pictures Inc. (Delaware) (100%)
                    Viacom Pictures Development Company (Delaware) (100%)
                    Viacom Pictures Movie Music Inc. (Delaware) (100%)
                    Viacom Pictures Overseas Inc. (Delaware) (100%)
                    Viacom Pictures Songs Inc. (Delaware) (100%)
          Viacom Productions Inc. (Delaware) (100%)
                    Low Key Productions Inc. (Delaware) (100%)
                    Matlock Company, The (Delaware) (100%)
                    My Shadow Productions Inc. (Delaware) (100%)
                    PMV Productions Inc. (Delaware) (100%)
                    They Productions Inc. (Delaware (100%)
                    VP Programs Inc. (California) (100%)
          Viacom Video-Audio Communicacoes Limitada (Brazil) (100%)
          VSC Productions Inc. (New York) (100%)

Spelling Entertainment Group Inc. (Florida) (77%)
          Republic Entertainment Inc. (Delaware) (100%)
                    Republic Distribution Corporation (Delaware) (100%)
                    Proxy Music Corporation (California) (100%)
                    Creative Film, Inc. (Colorado) (100%)
                    Republic Pictures Entertainment Inc. (Delaware) (100%)
                    Compelling Music Corporation (California) (100%)
                    World Entertainment Corporation (New York) (100%)
                    Republic Pictures Enterprises (Delaware) (100%)
                    Republic Pictures Productions, Inc. (California) (100%)
                    Early Morning Madness Productions, Inc. (California) (100%)
                    Repix Inc. (Delaware) (100%)
                    Republic Direct Inc. (California) (100%)
                    Eagle Direct Inc. (Delaware) (100%)




          Spelling Entertainment Inc. (Delaware) (100%)
                    Aaron Spelling Productions, Inc. (California) (100%)
                              A.S. Payroll Company (California) (100%)
                              Dynamic Soap, Inc. (California) (100%)
                              Preye, Inc. (California) (100%)
                              A.S.P. International, Inc. (Virgin Islands) (100%)
                    Laurel Entertainment, Inc. (Delaware) (100%)
                              Laurel Pictures, Inc. (Delaware) (100%)
                              Laurel Cinema Inc. (Delaware) (100%)
                              Laurel Film Inc. (Delaware) (100%)
                              Laurel-King Inc. (Delaware) (100%)
                              Laurel-T.V. Inc. (Delaware) (100%)
                    Spelling Films International Inc. (Delaware) (100%)
                    Torand Productions Inc. (Delaware) (100%)
                              90210 Productions, Inc. (California) (100%)
                              Branded Productions Inc. (California) (100%)
                              Melrose Productions Inc. (California) (100%)
                              Northshore Productions Inc. (California) (100%)
                              Spelling Television Inc. (Delaware) (100%)
                              Spelling Television (Canada) Inc. (Canada (British
                                Columbia)) (100%)
                              T & R Payroll Company (Delaware) (100%)
                              Torand Payroll Company (Delaware) (100%)
                    Worldvision Enterprises, Inc. (New York) (100%)
                              Evergreen Programs, Inc. (New York) (100%)
                                        Great American Entertainment Motion
                                          Pictures, Inc. (California) (100%)
                                        Great American Entertainment Television,
                                          Inc. (California) (100%)
                                        QM Productions, Inc. (California) (100%)
                                        QM Music Company (California) (100%)
                                        Quinn Martin Music Company (California)
                                          (100%)
                                        Sunn Classic Pictures Inc. (Utah) (100%)
                                        Titus Productions, Inc. (California)
                                          (100%)
                              Hamilton Projects, Inc. (New York) (100%)
                              Image Edit, Inc. (Delaware) (100%)
                              Worldvision Enterprises (United Kingdom), Ltd.
                                (New York) (100%)
                              Worldvision Enterprises of Canada, Limited (New
                                York) (100%)
                              Worldvision Home Video, Inc. (New York) (100%)
                              World Volleyball League, Inc. (New York) (100%)
                              Worldvision Television Programming, Inc.
                                (Delaware) (100%)
                              WV Productions, Inc. (Delaware) (100%)
                              Vision Productions, Inc. (New York) (100%)
                              Worldvision Enterprises of Australia, Pty., Ltd.
                                (Australia) (100%)
                              Worldvision Enterprises (France) S.A.R.L. (France)
                                (100%)




                              Worldvision Enterprises, G.m.b.H. (Germany) (100%)
                              Worldvision Enterprises Latino-americana (Panama)
                                (100%)
                              Worldvision Enterprises de Venezuela (Venezuela)
                                (100%)
                              Worldvision Filmes do Brasil, Ltd. (Brazil) (100%)
                              Worldvision Foreign Sales Corporation (Virgin
                                Islands) (100%)
          Big Ticket Pictures Inc. (Delaware) (100%)
          Big Ticket Productions Inc. (Delaware) (100%)
          Big Ticket Television Inc. (Delaware) (100%)
          Granite Productions, Inc. (California) (100%)
          RH Productions Inc. (California) (100%)

New Media

PCI'S Holdings Corporation (Delaware)
          Paramount Communications Technology Group Inc. (Delaware) (100%)
Viacom International Inc. (Delaware)
          VNM Inc. (Delaware) (100%)

Theatres

Famous Players International B.V. (Netherlands)
          Films Paramount S.A. (France) (100%)
Maarten Investerings Partnership (New York)
          1020917 Ontario Inc. (Canada (Ontario)) (100%)
Paramount Communications (Canada) Limited (Canada (Ontario))
          Famous Players Investments B.V. (Netherlands) (100%)
          Gulf & Western Holdings Limited (Bahamas) (100%)
Paramount Communications Holding Company (Delaware)
          Cinema Dominicana S.A. (Dominican Republic) (100%)
Paramount Pictures (Canada) Inc. (Canada (Ontario))
          176309 Canada Inc. (Canada (Federal)) (100%)
          2853-5912 Quebec Inc. (Canada (Quebec)) (100%)
          Aetrax International Corporation (Delaware) (87.41%)*
                    Beta Theatres Inc. (Delaware) (100%)
                    Theatre 59 Ltd. (Delaware) (100%)
                              Centurion Satellite Broadcast Inc. (Delaware)
                                (100%)
                              Festival Inc. (Delaware) (100%)
          Famous Players Inc. (Canada (Federal)) (100%)
                    730995 Ontarion Inc. (Canada (Ontario)) (100%)
                    779991 Ontario Inc. (Canada (Ontario)) (100%)
                    Central Park Theatres Limited (Canada (Alberta)) (100%)
                    Majestic Theatres Limited (Canada (Alberta)) (100%)
                    Strand Theatre Limited (Canada (Saskatchewan)) (50%)

--------------------------
* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.




                    Sudbury (Joint Venture) (Canada (Federal)) (66.7%)
                    Wilson Century Theatres Limited (Canada (Ontario)) (50%)

Cinema International B.V. (Netherlands) (49%)
          Biscondi Sdn Bhd (Malaysia) (95%)
          CIC Home Video GmbH (Switzerland) (95%)
                    CIC Video (Proprietary) Limited (South Africa) (100%)
          CIC Video (United Kingdom) (95%)
          CIC Video (Far East) Ltd. (Japan) (100%)
          CIC Video (Finland) OY (Finland) (95%)
          CIC Video (Hong Kong) Ltd. (Hong Kong) (95%)
          CIC Video (New Zealand) Ltd. (New Zealand) (95%)
          CIC Video Australia Pty. Ltd. (Australia) (95%)
                    CIC-Taft Video Pty. Ltd. (Australia) (66.67%)
          CIC Video B.V. (Netherlands) (95%)
          CIC Video International B.V. (Netherlands) (95%)
                    CIC Video (Denmark) I/S (Denmark) (95%)
                    CIC Video (Norway) ANS (Norway) (95%)
          CIC Video International U.K. (United Kingdom) (95%)
          CIC Video Limitada (Brazil) (94.99%)
          CIC Video SNC (France) (94.80%)
          CIC Video SRL (Italy) (95%)



          CIC Video by CIA SRC (Spain) (94%; 95% aggregate Viacom Inc.
            ownership)**
          CIC-Victor Video, Limited K.K. (Japan) (75%)
          Cinema International (Germany) B.V. (Netherlands) (95%)
          Cinema International Corporation (1991) SDN (Malaysia) (95%)
          Cinema International Corporation (Scandinavia) AB (Sweden) (95%)
          Cinema International Corporation Pty. (Australia) (95%)
          UIP-CIC Film & Video Distribution Company (South Korea) (50%)*
Cinema International Corporation N.V. (Netherlands) (49%)
          CIC International B.V. (Netherlands) (90%; 95% aggregate Viacom Inc.
            ownership)**
          CIC Television B.V. (Netherlands) (95%)*
          CIC Theatres B.V. (Netherlands) (100%)
          Cinema International Corporation (Sao Jorge) y Cia (Portugal) (99%)
          Cinema International Corporation (U.K.) (United Kingdom) (95%)
                    CIC Film Properties (United Kingdom) (100%)
                              Empire-Ritz (Leicester Square) (United Kingdom)
                                (95%)
                    CIC Theatre Group (United Kingdom) (100%)
                              Plaza Theatre Company, The (United Kingdom) (95%)
          Cinema International Corporation Distribuidora de Filmes Limitada
            (Brazil) (99.54%)
          Cinema International Corporation GmbH (Schweiz) (Switzerland) (95%)
          Cinema International Corporation Limitada Suiza (Uruguay Branch) Liq.
            (Uruguay) (95%)
          Cinema International Corporation (Dominicana) S.A. (Dominican
            Republic) (95%)
                    UIP-Coblan SA (Dominican Republic) (50%)
                    United International Pictures (SDN) (Malaysia) (95%)
          Cinema International Corporation y Cia SC (Panama) (99%)
          Concordia Films B.V. (Netherlands) (97.14%)
          Essential Cinemas B.V. (Netherlands) (100%)
          Film Properties International B.V. (Netherlands) (100%)
          Gemini International B.V. (Netherlands) (100%)
                    Cinema International Corporation (Dominicana) S.A.
                      (Dominican Republic) (95%)
                    Cinema International Corporation SARL (Lebanon) (90%; 95%
                      aggregate Viacom Inc. ownership)**
          United International Pictures S. de R.L. (Mexico) (95%)
          Uranus Productions France S.A.R.L. (France) (100%)
            Cinesa/UCI B.V. (Spain) (100%)
          Cinesa - Compania de Iniciativas y Espectaculos, S.A. (Spain) (67.30%;
            99.70% aggregate Viacom Inc. ownership)**
                                        Immobiliaria y Espectaculos, S.A.
                                          (Spain) (100%)
                                        Rey Soria y Compania, S.L. (Spain)
                                          (100%)
                                        Uro, S.A. (Spain) (100%)

Music Publishing

PCI'S Holdings Corporation
          Famous Music Corporation (Delaware) (100%)
                    Addax Music Co., Inc. (Delaware) (100%)
                    Desilu Music Corp. (New York) (50%)
                    Ensign Music Corporation (Delaware) (100%)
                              Bruin Music Company (Delaware) (100%)
                    Para-Sac Music Corporation (Delaware) (100%)
                    Paramount Music Corporation (Delaware) (100%)
                    Paramount-Roy Rogers Music Co., Inc. (New York) (50%)
                    Scarab Publishing Corporation (Delaware) (100%)
Viacom International Inc. (Delaware)
          VSC Compositions (New York) (100%)
          VSC Music Inc. (New York) (100%)
          VSC Productions Inc. (New York) (100%)

--------------------------

** Direct and/or indirect subsidiaries of Viacom Inc. in the aggregate own a majority (but less than 100%) of the outstanding stock of such subsidiary.


* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.



Entertainment Miscellaneous

PCI'S Holdings Corporation (Delaware)
          Paramount Communications Merchandising and Licensing Corporation
            (Delaware) (100%)

VIDEO AND MUSIC

101 Properties Corporation (Florida)
AHV Holding Corporation (Delaware)
          Atlantic Home Video, GP (Delaware) (100%)
Blockbuster Airship Holding Corporation (Delaware)
          Blockbuster Airships, Inc. (Delaware) (100%)
Blockbuster Amusement Holding Corporation (Delaware)
          Blockbuster Adventures, Inc. (Delaware) (100%)
          Blockbuster Discovery Investment Inc. (Delaware) (100%)
          Blockbuster Fun & Fitness Holding Corp. (Delaware) (100%)
                    Blockbuster Family Fun, Inc. (Delaware) (100%)
Blockbuster Entertainment Inc. (Delaware)
          200 S. Andrews, Inc. (Delaware) (100%)
          Atlantic Associates, Inc. (Delaware) (100%)
          Blockbuster Amphitheater Corporation (Delaware) (100%)
                    Charlotte Amphitheater Corporation (Delaware) (100%)
                    The Westside Amphitheater Corp. (Arizona) (100%)
          Blockbuster Computer Systems Corporation (Florida) (100%)
          Blockbuster Technology Holding Corporation (Delaware) (100%)
                    New Leaf Entertainment Corporation (Delaware) (100%)
          Blockbuster UK Group Limited (United Kingdom) (100%)
                    Blockbuster Entertainment Corporation Limited (United
                       Kingdom) (100%)
                              Century Entertainment Ltd. (United Kingdom) (100%)
                    Cityvision plc (United Kingdom) (100%)
                              Cityvision Videotheken Ges. M.B.H. (Austria)
                                 (100%)
                              Video Store (Jersey) Limited (Channel Islands)
                                (100%)
                              Ritz Video Film Hire Limited (United Kingdom)
                                (100%)
                              Tredegars Home Entertainment Limited (United
                                 Kingdom) (100%)
                              Video Club (G.B.) Limited (United Kingdom) (100%)
          Blockbuster Video Acquisition Corp. (Delaware) (100%)
                    Southeastern Home Video, Inc. (Delaware) (100%)
          Blockbuster Video Distribution, Inc. (Delaware) (100%)
          Blockbuster Videos, Inc. (Texas) (100%)
                    Houston Video Management Inc. (Texas) (100%)
          Family Entertainment Centers, Inc. (Florida) (100%)
          FLC Holding Corporation (Florida) (100%)
          Montgomery Acquisition, Inc. (Texas) (100%)



Blockbuster Music Holding Corporation (Delaware)
          Blockbuster Music Corporation (Delaware) (100%)
          Blockbuster Music Retail, Inc. (Texas) (100%)
          BVJV Corporation (Delaware) (100%)
                    Blockbuster Virgin Partnership, a DE Gen'l Ptnshp.
                       (Delaware) (75%)
                    Blockbuster Virgin Partnership USA, a DE Gen'l Ptnshp.
                       (Delaware) (75%)
             Show Industries, Inc. (California) (100%)
          Virgin Blockbuster Ltd. (UK) (United Kingdom) (50%)
          Virgin Retail Australia Pty Ltd. (Australia) (50%)
                    Virgin Retail Delaware II Inc. (Delaware) (50%)
Blockbuster Park Holding Corporation (Delaware)
          Blockbuster Park, Inc. (Delaware) (100%)
          Blockbuster Park Lands, Inc. (Florida) (100%)
Blockbuster Pictures Holding Corporation (Delaware)
          Blockbuster Productions Corporation (Delaware) (100%)
          New River Entertainment Corporation (Delaware) (100%)
          SEGI Holding Corp. (Delaware) (100%)
Blockbuster Promotions Inc. (Delaware)
Blockbuster SC Holding Corporation (Delaware)
          Blockbuster SC Music Corporation (Delaware) (100%)
          Blockbuster SC Video Holding Corporation
                    Blockbuster SC Video Operating Corporation (Delaware) (100%)
                    TS Video, Inc. (Louisiana) (100%)
Blockbuster Video Canada Inc. (Canada (Ontario))
          Extra Provincial Registration - New Brunswick (Canada (Ontario))
            (100%)
          Extra Provincial Registration - British Columbia (Canada (Ontario))
            (100%)
          Extra Provincial Registration - Manitoba (Canada (Ontario)) (100%)
          Extra Provincial Registration - Quebec (Canada (Ontario)) (100%)
          Extra Provincial Registration - Saskatchewan (Canada (Ontario)) (100%)
          Extra Provincial Registration - Nova Scotia (Canada (Ontario)) (100%)
          Extra Provincial Registration - Newfoundland (Canada (Ontario)) (100%)
          Extra Provincial Registration - Prince Edward Island (Canada
            (Ontario)) (100%)
Blockbuster Video International Corporation (Delaware)
          Blockbuster Australia Pty Ltd. (Australia) (100%)
                    Blockbuster Video Superstores (Australia) Pty Limited
                      (Australia) (100%)
          Blockbuster Japan Ltd. (Japan) (50%)
          Blockbuster Video Deutschland GmbH (Germany) (100%)
          Blockbuster Video de Mexico S. de R.L. (Mexico) (100%)
          Blockbuster Video Italy, Inc. (Delaware) (100%)
Erol's Inc. (Delaware) (100%)
Houston Video Venture, Inc. (Florida) (100%)
Major Video Corp. (Nevada) (100%)
          Major Video National Advertising Council Corporation (Non-Profit)
(Nevada) (100%)
          Major Video Super Stores, Inc. (Nevada) (100%)





M.R.E. Enterprises, Inc. (Florida) (100%)
UIV Acquisition Corporation (Delaware) (100%)
          UI Video Stores, Inc. (Colorado) (100%)
Blockbuster Amusement Corporation (Delaware) (100%)
Blockbuster Entertainment Corporation (Delaware) (100%)
Blockbuster Music U.S. Corporation (Delaware) (100%)
Blockbuster Music International Corporation (Delaware) (100%)
Blockbuster Video U.S. Corporation (Delaware) (100%)
Blockbuster Videos, Inc. Trademark Registration (Australia) (100%)
Focus Video Pty Ltd. (Australia) (100%)

Theme Parks

1020917 Ontario Inc. (Canada (Ontario))
          Paramount Canada's Wonderland Inc. (Canada (Ontario)) (100%)
                    809623 Ontarion Inc. (Canada (Ontario)) (100%)
CPW Investments Ltd., L.P. (Delaware)
          Kings Island Company (Delaware) (99%)*
                    KIC Investments Inc. (Delaware) (100%)
                    Western Row Properties, Inc. (Ohio) (100%)
          Maarten Investerings Partnership (New York) (98.0222%)*
Nine W Inc. (Delaware)
          CPW Holdings Inc. (Delaware) (100%)
Paramount Communications Realty Corporation (Delaware)
          Paramount Parks Inc. (Delaware) (100%)

PUBLISHING

Ginn Publishing Canada Inc. (Canada (Federal))
          GLC Publishers Limited (Canada (Ontario)) (100%)
          Ginn Publishing (Canada) Limited (Canada (Federal)) (100%)
Paramount Communications Acquisition Corporation (Delaware)
          Prentice-Hall, Inc. (Delaware) (100%)
                    Appleton & Lange, Inc. (Delaware) (100%)
                    Arco Publishing, Inc. (Delaware) (100%)
                    Brady Communications Company, Inc. (District of Columbia)
                      (100%)
                    Center for Applied Research in Education, Inc., The
                      (Delaware) (100%)
                    Computer Curriculum Corporation (Delaware) (100%)
                    Direct Response Associates, Inc. (Connecticut) (100%)
                    EBF Liquidating Company, Inc. (District of Columbia) (100%)
                    Electronic Publishing, Inc. (New York) (100%)
                    Executive Reports Corporation (New Jersey) (100%)
                    Executive Tax Reports, Inc. (New York) (100%)

--------------------------
* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.


                    Greenvale Editorial Services, Inc. (New York) (100%)
                    Institute for Business Planning, Inc. (New York) (100%)
                    International Bureau of Software Test, Inc. (Delaware)
                      (100%)
                    Katled Liquidating Inc. (Delaware) (100%)
                    Living Color Financial Displays, Inc. (Florida) (100%)
                    Macmillan, Inc. (Delaware) (100%)
                              Jossey-Bass, Inc., Publishers (California) (100%)
                              Macmillan College Publishing Company, Inc.
                      (Delaware) (100%)
                    Master Data Center, Inc. (Michigan) (100%)
                    Notgnirrab Inc. (California) (100%)
                    Parker Publishing Company, Inc. (New York) (100%)
                    Pren-Hall Corporation, The (New York) (100%)
                    Prentice-Hall Developmental Learning Centers, Inc. (New
                       Jersey) (100%)
                    Prentice-Hall Hispanoamericana, S.A. (Mexico) (85%)
                    Prentice-Hall International, Inc. (New York) (100%)
                              Editora Prentice-Hall do Brazil Ltda. (Brazil)
                                (50%)
                              Paramount Publishing Europe B.V. (Netherlands)
                                (100%)
                                        Paramount Publishing Deutschland GmbH
                                           (Germany) (100%)
                                           Paramount Publishing
                                             Nederland B.V. (Netherlands) (100%)
                                   Prentice-Hall (China) Pte. Limited (Hong
                                       Kong) (100%)
                              Prentice-Hall (M) Sdn Bhd (Malaysia) (100%)
                              Prentice-Hall Canada Inc. (Canada (Ontario))
                                 (100%)
                                        Ginn Publishing Canada Inc. (Canada
                                          (Ontario)) (100%)
                    Prentice-Hall Learning Systems, Inc. (Delaware) (100%)
                    Prentice-Hall of Australia Pty. Limited (Australia) (100%)
                              Brookvale Developments No. 1 Pty. Limited
                                  (Australia (NSW)) (100%)
                                    Brookvale Developments No. 2 Pty. Limited
                                        (Australia (NSW)) (100%)
                             Simon & Schuster (Australia) Pty., Limited
                                 (Australia) (100%)
                    Prentice Hall of Japan, Inc. (Japan) (100%)
                    Prentice-Hall Professional Software, Inc. (Delaware) (100%)
                              Manac-Prentice Hall Software, Inc. (Delaware)
                                 (100%)
                    Reston Publishing Co., Inc. (Delaware) (100%)
                              Reston Information Systems, Inc. (Pennsylvania)
                                (100%)
                    Robert J. Brady Co. (Maryland) (100%)
                    Simon & Schuster (Asia) Pte. Ltd. (Singapore) (100%)
                    Warren Schloat Productions, Inc. (New York) (100%)




Paramount Communications Holding Company (Delaware)
          International Book Distributors Limited (United Kingdom) (100%)
                    Ellis Horwood Limited (United Kingdom) (100%)
                    Harvester Press Limited, The (United Kingdom) (100%)
                    Prentice-Hall International (U.K.) Ltd. (United Kingdom)
                      (100%)
                    Simon & Schuster Limited (United Kingdom) (100%)
                    Wheatsheaf Books Limited (United Kingdom) (100%)
                    Woodhead-Faulkner (Publishers) Limited (United Kingdom)
                      (100%)
                              Fitzwilliam Publishing Limited (United Kingdom)
                                (100%)
          Publishing FSC Ltd. (US Virgin Islands) (100%)
PCI'S Holdings Corporation (Delaware)
          Esquire Films, Inc. (Delaware) (100%)
          Globe Fearon Inc. (California) (100%)
          Simon & Schuster, Inc. (New York) (100%)
                    A-R Acquisition Corp. (Delaware) (100%)
                              Regents Publishing Co., Inc. (New York) (65%)*
                                        Japan Regents Publishing Company Inc.
                                          (Japan) (100%)
                    Green Tiger Press, Inc. (California) (100%)
                    H.M. Gousha Company, The (California) (100%)
                    IMR Acquisition Corp. (Delaware) (100%)
                    J.K. Lasser, Inc. (Delaware) (100%)
                    Latin American Press, Inc. (Liq.) (New York) (100%)
                    Plaza Publishing Corporation (Liq.) (Delaware) (100%)
                    Pocket Books of Canada, Ltd. (Canada (Federal)) (100%)
                    Pocket Books, Inc. (Liq.) (Delaware) (100%)
                    Silver Burdett Ginn Inc. (Delaware) (100%)
                              American Teaching Aids, Inc. (California) (100%)
                    Simon & Schuster Enterprises, Inc. (Delaware) (100%)
                    Simon & Schuster of Canada (1976) Ltd. (Canada (Federal))
                      (100%)
                    Summit Books, Inc. (Liq.) (Delaware) (100%)
                    Total Warehouse Services Corporation (Delaware) (100%)
                    Washington Square Press, Inc. (Liq.) (New York) (100%)
                    Young Reader's Press, Inc. (Delaware) (100%)

CABLE TELEVISION

Viacom International Inc. (Delaware)
          Tele-Vue Systems, Inc. (Washington) (100%)
                    Broadview Television Company (Washington) (100%)
                    Cable TV of Marin, Inc. (California) (100%)
                    Cable TV of Puget Sound, Inc. (Washington) (100%)
                    Channel 3 Everett, Inc. (Washington) (100%)
                    Clear View Cable Systems, Inc. (California) (100%)

--------------------------
* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.



                    Com-Cable TV, Inc. (Delaware) (100%)
                              H-C-G Cablevision, Inc. (California) (100%)
                              Viacom Cablevision Inc. (California) (100%)
                    Community Telecable of Bellevue, Inc. (Washington) (100%)
                    Community Telecable of Seattle, Inc. (Washington) (100%)
                    Contra Costa Cable Co. (Washington) (100%)
                    Crockett Cable System, Inc. (California) (100%)
                    Everett Cablevision, Inc. (Washington) (100%)
                    Far-West Communications, Inc. (Oregon) (100%)
                    Marin Cable Television, Inc. (California) (100%)
                    Television Signal Corporation (California) (100%)
                    United Community Antenna System, Inc. (Washington) (100%)
                              Vista Television Cable, Inc. (Washington) (100%)
                    Viacom Bay Area Sports Inc. (Delaware) (100%)
                    Viacom Bay Interconnect Inc. (California) (100%)
                    Viacom Cablevision of Dayton Inc. (Delaware) (100%)
                    Viacom Cablevision of Northern California Inc. (California)
                      (100%)
                    VSC Cable Inc. (Delaware) (100%)

MISCELLANEOUS

Future General Corporation (Delaware) (100%)
          Magicam, Inc. (Delaware) (83.5%)
Gulf & Western Holdings Limited (Bahamas) (100%)
          Gulf & Western Limited (Bahamas) (100%)
Gulf & Western International N.V. (Netherlands Antilles)
Viacom International Inc. (Delaware)
          Broadcast Leasing Inc. (Delaware) (100%)
          CPW Investments Ltd., L.P. (Delaware) (98%)*
          Glendale Property Corp. (Delaware) (100%)
          LT Holdings Inc. (Delaware) (100%)
          PCI'S Holdings Corporation (Delaware) (100%)
                    Energy Development Associates, Inc. (Delaware) (100%)
                    Fifty-Sixth Century Antrim Iron Company, Inc. (Delaware)
                      (100%)
                    G & W Leasing Company (Delaware) (100%)
                    G & W Natural Resources Company, Inc. (Delaware) (100%)
                              Kilo Mining Corporation (Pennsylvania) (100%)
                              New Jersey Zinc Exploration Company, The
                                (Delaware) (100%)
                                        Casmo Mining, Ltd. (Canada (B.C.)) (95%)
                                        New Jersey Zinc Exploration Company
                                          (Canada) Ltd. (Canada (Federal))
                                            (100%)

--------------------------
* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.



                              Quemahoning Coal Processing Company (Pennsylvania)
                                (100%)
                              Saucon Valley Iron and Railroad Company, The
                                (Pennsylvania) (100%)
                              Solar Service Company (Delaware) (100%)
                              Trans-American Resources, Inc. (Delaware) (100%)
                    Gloucester Titanium Company, Inc. (Delaware) (100%)
                    Gulf & Western Casket Corporation (Delaware) (100%)
                    Gulf & Western Indonesia, Inc. (Delaware) (100%)
                    Merritt Inc. (Delaware) (100%)
                    Nine W Inc. (Delaware) (100%)
                    Paramount Communications Acquisition Corporation (Delaware)
                      (100%)
                    Paramount Communications Holding Company (Delaware) (100%)
                              EWB Corporation (Delaware) (100%)
                              Gulf & Western International Holdings B.V.
                                (Netherlands) (100%)
                              Gulf & Western Overseas, B.V. (Liq.) (Netherlands)
                                (100%)
                                        Bonney Forge International Ltd. (Liq.)
                                          (Scotland) (100%)
                                        C.I.P.G. (No. 3) (Liq.) (United Kingdom)
                                           (100%)
                                        C.I.P.G. (No. 5) (Liq.) (United Kingdom)
                                           (100%)
                                        Gilwise Ray Materials (U.K.) Co. (Liq.)
                                           (United Kingdom) (100%)
                                        Gracemark Ltd. (Liq.) (United Kingdom)
                                          (100%)
                                        Gulf & Western do Brazil Industria e
                                           Comercio Limitada (Brazil)
                                              (69%)*
                                        Gulf & Western Group Limited (Liq.)
                                           (United Kingdom) (100%)
                                        Gulf & Western Limited (Liq.) (United
                                           Kingdom) (100%)
                                        Paramount Communications Limited (United
                                           Kingdom) (100%)
                                        Stockfast Limited (Liq.) (United
                                           Kingdom) (100%)
                                        Widewell Ltd. (Liq.) (United Kingdom)
                                           (100%)
                              International Raw Materials Limited (Bahamas)
                                           (100%)
                                        Abaco Farms, Limited (Bahamas) (100%)
                                        Belhaven Limited (Bahamas) (100%)
                              Katled Systems Inc. (Delaware) (99.9%)*
                                        Katled Systems GmbH (Liq.) (Germany)
                                          (100%)
                    Paramount Communications Realty Corporation (Delaware)
                                          (100%)
                              Paramount Communications Properties Inc.
                                          (Delaware) (100%)
                              Paramount-Immobiliare Inc. (Delaware) (100%)
                              Premier House, Inc. (Delaware) (100%)
                              Special Effects Merchandise, Inc. (Delaware)
                                  (100%)
                              Third Century Company (Delaware) (100%)
                              TRF III Entertainment, Inc. (Delaware) (100%)

--------------------------
* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.



                              Wilshire Court Productions, Inc. (Delaware) (100%)
                                        Direct Court Productions, Inc.
                                           (Delaware) (100%)
                                        Park Court Productions, Inc. (Delaware)
                                          (100%)
                                        Talent Court Productions, Inc.
                                           (Delaware) (100%)
                              Woburn Insurance Ltd. (Bermuda) (100%)
                    PCCGW Company, Inc. (Delaware) (99%)*
                    Scott Mattson Farms, Inc. (Florida) (100%)
                    Taylor Forge Memphis, Inc. (Delaware) (100%)
                    Thirteenth Century Corporation (Delaware) (100%)
                    Thirtieth Century Corporation (Delaware) (100%)
                              Manac Development Corporation (Delaware) (100%)
                    Universal American Corporation (Delaware) (100%)
          Shootward Limited (United Kingdom) (100%)
          Soakcroft Limited (United Kingdom) (100%)
          Viacom Capital Ownership Inc. (Delaware) (100%)
          Viacom International Inc. Political Action Committee Corporation (New
             York) (100%)
          Viacom K-Band Inc. (Delaware) (100%)
          Viacom MGS Services Inc. (Delaware) (100%)
          Viacom Shopping Inc. (Delaware) (100%)
          Viacom Telecom Inc. (Delaware) (100%)
          Viacom Telecommunications (D.C.) Inc. (Delaware) (100%)
          Viacom World Wide Ltd. (New York) (100%)


----------------------
* The balance of such subsidiary's outstanding stock is owned by one or more direct and/or indirect subsidiaries of Viacom Inc.


